UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2014

HOOPER HOLMES, INC.
(Exact name of Registrant as specified in its charter)

New York	22-1659359
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
170 Mt. Airy Road. Basking Ridge NJ	7920
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 766-5000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

                Henry E. Dubois, Chief Executive Officer and President of Hooper Holmes, Inc. (the “Company”), will give a presentation at the 2014 Cannell Alternative Asset Summit on January 24, 2014. The slides presented by Mr. Dubois are attached as Exhibit 99.1 and made part of this report.

                The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

A copy of the presentation may also be accessed on the Company’s website at www.hooperholmes.com.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1           Slides to be used during the 2014 Cannell Alternative Asset Summit on January 24, 2014

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPER HOLMES, INC.

Date: January 24, 2014	By:	/s/ Tom Collins
Name: Tom Collins
Title: Senior Vice President and
Chief Financial Officer